Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated effective as of September 30, 2013, among PMFG, INC., a Delaware corporation (“PMFG”), and PEERLESS MFG. CO., a Texas corporation (“Peerless”, and PMFG and Peerless, individually and collectively shall be referred to herein as, the “Borrower”); each of the Lenders party hereto; and CITIBANK, N.A., a national banking association (in its individual capacity, “Citibank”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

BACKGROUND

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 7, 2012 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDMENTS.

(a) Section 1.02 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:

“Extended Maturity Letter of Credit” has the meaning assigned such term in Section 2.09(c).

(b) The definition of “Funded Debt” set forth in Section 1.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Funded Debt” of any Person shall mean, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services as of such date (including earn-out obligations but excluding operating leases and trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) the principal component of all obligations of such Person under Capital Leases, (c) all reimbursement obligations (actual, contingent or otherwise) of such Person in respect of letters of credit, bankers acceptances or similar obligations issued or created for the account of such Person, (d) all liabilities of the type described in (a), (b) and (c) above that are secured by any Liens on any property owned by such Person as of such date even though such Person has not assumed or otherwise become liable for the payment thereof, the amount of which is determined in accordance with GAAP; provided however that so long as such Person is not personally liable for any such liability, the amount of such liability shall be deemed to be the lesser of the fair market value at such date of the property subject to the Lien securing such liability and the amount of the liability secured, (e) all unsecured guarantees of such Person permitted under Section 9.02(m), and (f) all guarantee obligations of such Person in respect of any liability which constitutes Funded Debt; provided however that Funded Debt shall not include any indebtedness under any Swap Agreement prior to the occurrence of a termination event with respect thereto.

(c) The definition of “Release Date” set forth in Section 1.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Release Date” means the date on which (a) all of the Obligations are fully, indefeasibly, absolutely and unconditionally paid and performed (other than (i) contingent indemnification obligations and (ii) any other obligations or liabilities, which by their terms expressly survive the termination of the Loan Documents), (b) the Commitment of each Lender is terminated, (c) all Extended Maturity Letters of Credit have expired or been terminated, (d) all Letters of Credit(other than Extended Maturity Date Letters of Credit) have expired, been terminated or secured on terms that are satisfactory to Issuing Bank, and (e) all Secured Swap Agreements and Secured Treasury Management Agreements have expired, been terminated or secured on terms that are satisfactory to the applicable Swap Lender or Treasury Management Party.

(d) Section 2.09(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension); provided, however, that a Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of twelve (12) months or less unless the Issuing Bank notifies the beneficiary thereof at least thirty (30) days (or such longer period as may be specified in such Letter of Credit) prior to the then-applicable expiration date that such Letter of Credit will not be renewed; provided that if any Letter of Credit when issued or renewed has an expiration date after the Revolving Credit Maturity Date (each such Letter of Credit, an “Extended Maturity Letter of Credit”), then the Borrower shall Cash Collateralize, on or before the date that is not less than thirty (30) days prior to the Revolving Credit Maturity Date, on such terms and conditions, and pursuant to such documentation, acceptable to the Administrative Agent in its sole discretion, one hundred three percent (103%) of the LC Exposure relating to each such Extended Maturity Letter of Credit.

(e) Section 8.13(a)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

(i) within thirty (30) days after the date such Person becomes a Domestic Subsidiary (or such longer time period as the Administrative Agent may determine), at the Administrative Agent’s option, (A) a Guaranty Agreement in substantially the same form as the Guaranty Agreement (as amended) executed by the Guarantors on the Effective Date (or a joinder agreement thereto) whereby such Domestic Subsidiary becomes obligated as a Guarantor, or (B) a joinder to this Agreement whereby such Domestic Subsidiary becomes a Borrower hereunder;

2

(f) Section 9.02 of the Credit Agreement is hereby amended by deleting the “and” at the end of subsection (k), deleting the period at the end of subsection (l), adding “; and” at the end of subsection (l), and adding a new subsection (m) thereto to read as follows:

(m) unsecured guarantees of the Borrower in respect of performance obligations of any Wholly-Owned Subsidiary of Borrower; provided that the aggregate outstanding principal amount of such guarantees shall not exceed $10,000,000 at any time.

(g) Section 9.03(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

(e) Liens on assets not constituting Collateral securing Indebtedness of Foreign Subsidiaries permitted by Section 9.02(l); and

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment set forth in the foregoing Section 1:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by Borrower, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

(d) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (not previously obtained), is required for (i) the execution, delivery or performance by the Borrower of this Amendment, or (ii) the acknowledgment by each Guarantor of this Amendment.

3. CONDITIONS TO EFFECTIVENESS. All provisions of this Amendment shall be effective upon satisfaction or completion of the following:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by the Lenders;

(b) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and acknowledged by each Guarantor;

(c) The Administrative Agent shall have received counterparts of the First Amendment to Guaranty executed by each Guarantor;

(d) The Administrative Agent shall have received a certificate of the Secretary, an Assistant Secretary or other duly authorized officer satisfactory to the Administrative Agent of the setting forth resolutions of its board of directors (or equivalent body) authorizing the execution and delivery of this Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect;

3

(e) The Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, including without limitation, the reasonable fees and expenses of Winstead PC, counsel to the Administrative Agent; and

(f) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4. GUARANTORS’ ACKNOWLEDGMENT. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (ii) acknowledges and agrees that the obligations of such Guarantor in respect of the Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms the obligations of such Guarantor under the Guaranty Agreement and (iv) acknowledges and agrees that such Guarantor has no claim or offsets against, or defenses or counterclaims to, the guaranty under the Guaranty Agreement.

5. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon and during the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Amendment.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effective and is hereby ratified and confirmed.

6. COSTS AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state (provided that each party shall retain all rights arising under federal law), and shall be binding upon the parties hereto and their respective successors and assigns.

4

9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

PMFG, INC., a Delaware corporation

By:	/s/ Ronald L. McCrummen
Ron L. McCrummen
Chief Financial Officer, Assistant Secretary
and Treasurer

PEERLESS MFG. CO., a Texas corporation

By:	/s/ Ronald L. McCrummen
Ron L. McCrummen
Treasurer

Signature Page to Amendment

CITIBANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ John Torres
Name:	John Torres
Title:	Senior Vice President

Signature Page to Amendment

COMPASS BANK, as Lender

By:	/s/ Dean Rosencrams
Name:	Dean Rosencrams
Title:	Senior Vice President

Signature Page to Amendment

HSBC BANK, USA., as Lender

By:	/s/ Robert E. Clouse
Name:	Robert E. Clouse
Title:	Senior Vice President

Signature Page to Amendment

ACKNOWLEDGED AND AGREED:

NITRAM ENERGY, INC.,
a New York corporation

By:	/s/ Ronald L. McCrummen
Ron L. McCrummen
Vice President, Treasurer and Secretary

PMC ACQUISITION, INC., a Texas corporation

By:	/s/ Ronald L. McCrummen
Ron L. McCrummen
Vice President, Treasurer and Secretary

BURGESS-MANNING, INC., a Texas corporation

By:	/s/ Ronald L. McCrummen
Ron L. McCrummen
Vice President, Treasurer and Secretary

BURMAN MANAGEMENT, INC., a Texas corporation

By:	/s/ Ronald L. McCrummen
Ron L. McCrummen
Vice President, Treasurer and Secretary

BOS-HATTEN, INC., a New York corporation

By:	/s/ Ronald L. McCrummen
Ron L. McCrummen
Vice President, Treasurer and Secretary

Signature Page to Amendment